                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            AUBURN NATIONAL BANCOR
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No filing fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                                April 17, 1998



TO OUR SHAREHOLDERS:

          You are cordially invited to attend the 1998 Annual Meeting of Shareholders of Auburn National Bancorporation, Inc., to be held at the AuburnBank Center, 132 North Gay Street, Auburn, Alabama, on Tuesday, May 12, 1998, at 3:00 p.m., Local Time (the "Meeting").

          The Notice of Meeting, Proxy Statement, Proxy, and 1997 Annual Report are enclosed. We hope you can attend the Meeting and vote your shares in person. In any case, we will appreciate your completing the enclosed Proxy and returning it to us. This action will ensure that your preferences will be expressed on the matters that are being considered. If you are able to attend the Meeting, you may vote your shares in person even if you have previously returned your Proxy.

          Prior to the meeting, a reception will be held from 2:30 p.m. until 3:00 p.m. in the AuburnBank Center. We hope you can join us!

          We want to thank you for your support this past year, and encourage you to review our Annual Report. If you have any questions about the Proxy Statement or the Annual Report, please call or write us.


                                  Sincerely,



                                  E. L. Spencer, Jr.
                                  Chairman of the Board
                                  and Chief Executive Officer

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 12, 1998

     Notice is hereby given that the 1998 Annual Meeting of Shareholders of Auburn National Bancorporation, Inc. ("the Company") will be held at the AuburnBank Center, 132 North Gay Street, Auburn, Alabama, on Tuesday, May 12, 1998, at 3:00 p.m., Local Time (collectively, with any adjournments or postponements thereof, the "Meeting"), for the following purposes:

1. To elect five directors to the Board of Directors, who shall serve until the next annual meeting and until their successors have been elected and qualified;

2. To consider and vote upon an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 2,500,000 to 8,500,000 shares;

3. To consider and vote upon the ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for the Company for the fiscal year ending December 31, 1998; and

4.   To transact such other business as may properly come before the Meeting.

     Only shareholders of record at the close of business on February 27, 1998, are entitled to notice of and to vote at the Meeting. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date, sign and return the enclosed Proxy in the accompanying envelope.

     Also enclosed is a copy of the Company's 1997 Annual Report.


                                  By Order of the Board of Directors




                                  Linda D. Fucci
                                  Secretary


April 17, 1998


PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO
  THE COMPANY IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND
       THE MEETING.  IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON BY
            WRITTEN BALLOT IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY
                              RETURNED YOUR PROXY.

                                PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 12, 1998


                                 INTRODUCTION
GENERAL

     This Proxy Statement is being furnished to the shareholders of Auburn National Bancorporation, Inc. (the "Company"), a Delaware corporation registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act"), in connection with the solicitation of proxies by the Company's Board of Directors from holders of the outstanding shares of the Company's $.01 par value Common Stock ("Common Stock") for the 1998 Annual Meeting of Shareholders of the Company (collectively, with any adjournments or postponements thereof, the "Meeting"). Unless the context otherwise requires, the term "Company" shall include the Company's subsidiary, AuburnBank (the "Bank").

     The Meeting is being held to consider and vote upon: (i) the election of five directors to the Board of Directors, who shall serve until the next annual meeting and until their successors are elected and qualified; (ii) an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 2,500,000 to 8,500,000 shares; (iii) the ratification of the appointment of KPMG Peat Marwick, LLP ("KPMG Peat Marwick") as independent auditors for the Company for the fiscal year ending December 31, 1998; and (iv) such other matters as may properly come before the Meeting.

     The Company's Board of Directors knows of no business that will be presented for consideration at the Meeting other than the matters described in this Proxy Statement.

     The Proxy Statement and Proxy are first being mailed on or about April 17, 1998, to Company shareholders of record as of the close of business on February 27, 1998 (the "Record Date"). The 1997 Annual Report (the "Annual Report"), including financial statements for the fiscal year ended December 31, 1997, accompanies this Proxy Statement.

     Each shareholder is entitled to one vote on each proposal per share of Common Stock held as of the Record Date. In determining whether a quorum exists at the Meeting for purposes of all matters to be voted on, all votes "for" or "against," as well as all abstentions (including votes to withhold authority to vote in certain cases), with respect to the proposal receiving the most such votes, will be counted. Under Delaware law, the vote required for the election of directors is a plurality of the votes cast by the shares present in person or represented by proxy at the Meeting and entitled to vote for the election, provided a quorum is present. Consequently, with respect to the election of directors, abstentions and broker non-votes will not be counted in the base number of votes to be used in determining whether the proposal has received the requisite number of votes for approval. The proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. Consequently, with respect to this proposal, abstentions and broker non-votes will be counted in the base number of votes to be used in determining whether the proposal has received the requisite number of votes for approval and will count as votes against the proposal. The ratification of the appointment of KPMG Peat Marwick as independent auditors requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Meeting, provided a quorum is present. Consequently, with respect to this proposal, abstentions and broker non-votes will be counted in the base number of votes to be used in determining whether the proposal has received the requisite number of votes for approval and will count as votes against the proposal.

     The Company's principal executive offices are located at 165 E. Magnolia Avenue, Auburn, Alabama 36830. The Company's telephone number at such offices is (334) 821-9200.

RECORD DATE, SOLICITATION AND REVOCABILITY OF PROXIES

     The Record Date for the Meeting has been set as the close of business on February 27, 1998. Accordingly, only holders of record of shares of Common Stock on the Record Date will be entitled to vote at the Meeting. At the close of business on such date, there were approximately 1,308,191 shares of Common Stock issued and outstanding, which were held by approximately 449 shareholders of record. See "Principal Shareholders."

     Shares of Common Stock represented by a properly executed Proxy, if such Proxy is received in time and is not revoked, will be voted at the Meeting in accordance with the instructions indicated in such Proxy. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF COMMON STOCK WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR NAMED IN THE PROXY, "FOR" THE APPROVAL OF THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK, "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK AS THE COMPANY'S INDEPENDENT AUDITORS, AND IN THE JUDGMENT OF THE PROXIES NAMED ON THE PROXY WITH RESPECT TO ALL PROPER MATTERS THAT MAY COME BEFORE THE MEETING.

     A shareholder who has given a Proxy may revoke it at any time prior to its exercise at the Meeting by either (i) giving written notice of revocation to the Company's Secretary, (ii) properly submitting to the Company a duly executed Proxy bearing a later date, or (iii) appearing in person at the Meeting and voting in person by written ballot. All written notices of revocation or other communications with respect to revocation of Proxies should be addressed as follows: Auburn National Bancorporation, Inc., P.O. Box 3110, Auburn, Alabama 36831-3110, Attention: Linda D. Fucci, Secretary.


                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS
GENERAL

     The Meeting is being held to elect five directors to serve one-year terms of office expiring at the Company's 1999 Annual Meeting of Shareholders and until their successors have been elected and qualified. All nominees presently serve as directors of the Bank. Proxies cannot be voted for a greater number of persons than the number of nominees specified herein (5 persons). Cumulative voting for directors is not permitted.

     All shares represented by valid Proxies received and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the Proxies will be voted for the election of the five nominees listed below. In the unanticipated event that any nominee is unable to serve, the persons designated as Proxies will cast votes for the remaining nominees and for such other replacements as may be nominated by the Company's Board of Directors.

     The affirmative vote of the holders of shares of Common Stock representing a plurality of the votes cast by the shares entitled to vote in the election at the Meeting, at which a quorum is present, is required for the election of the directors listed below.

     THE NOMINEES HAVE BEEN NOMINATED BY THE COMPANY'S BOARD OF DIRECTORS, AND THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL FIVE NOMINEES LISTED BELOW.

INFORMATION ABOUT NOMINEES FOR DIRECTOR

     The following information relating to age, as of February 27, 1998, and directorships in other companies, positions with the Company and the Bank, principal employment, and Common Stock owned beneficially, as of February 27, 1998, has been furnished by the respective nominees. Except as otherwise indicated, each nominee has been or was engaged in his or her present or last principal employment, in the same or a similar position, for more than five years.


NOMINEE, AGE, AND YEAR FIRST      INFORMATION ABOUT         SHARES OF COMMON
 ELECTED AS A DIRECTOR                  NOMINEE             STOCK BENEFICIALLY
                                                           OWNED AND PERCENTAGE
                                                              OF COMMON STOCK
                                                              OUTSTANDING (1)

E. L. Spencer, Jr. (67)           Director of the Company       253,370(2)
Elected to Bank Board:  1975      and the Bank; Chairman          19.37%
Elected to Company Board:         of the Company's and
 1984                             Bank's Board of
                                  Directors since 1984
                                  and 1980, respectively;
                                  President and Chief
                                  Executive Officer of
                                  the Bank and the
                                  Company since 1990;
                                  President of Spencer
                                  Lumber Company since
                                  1970; Director of
                                  National Screenprinters
                                  and East Alabama
                                  Medical Center.




Emil F. Wright, Jr. (61)          Director of the Company       142,260(3)
Elected to Bank Board:  1973      and the Bank; Vice              10.87%
Elected to Company Board:         Chairman of the Company
 1984                             and the Bank since
                                  1991;  practicing law
                                  clerk 1998;  formerly
                                  Ophthalmologist
                                  practicing  with the
                                  Medical Arts Eye Clinic
                                  1971-1997; Director of
                                  National Screenprinters.



Terry W. Andrus (46)              Director of the Bank;             300
Elected to Bank Board: 1991       President and CEO of             0.02%
                                  the East Alabama
                                  Medical Center since
                                  1984.


J.E. Evans (56)                   Director of the Company         6,000
Elected to Bank Board:  1986      and the Bank; Owner of           0.46%
Elected to Company Board:         Evans Realty  since
 1997                             1970.




Anne M. May (47)                  Director of the Company        73,084 (4)
Elected to Bank Board:  1982      and the Bank; Partner,           5.59%
Elected to Company Board:         Machen, McChesney &
 1990                             Chastain, Certified
                                  Public Accountants,
                                  since 1973.


All Executive Officers and                                      455,620 (5)
Directors as a Group (16 persons)                                 34.83%
____________________________

(1) Information relating to beneficial ownership of Common Stock by directors is based upon information furnished by each person using "beneficial ownership" concepts set forth in rules of the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial ownership. Accordingly, nominees are named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as indicated in other notes to this table describing special relationships with other persons and specifying shared voting or investment power, directors possess sole voting and investment power with respect to all shares of Common Stock set forth opposite their names.

(2) Includes 64,726 shares held by the Auburn National Bancorporation, Inc. 401(k) and Employee Stock Ownership Plan (the "401(k) Plan"), of which Mr. Spencer is a co-trustee, as to which Mr. Spencer may be deemed to have shared voting and investment power with Linda D. Fucci and Anne M. May, as co-trustees of the 401(k) Plan, and as to which Mr. Spencer disclaims beneficial ownership of 61,254 Shares. The remaining 3,472 shares are held by the 401(k) Plan trustees for the benefit of Mr. Spencer. Also includes 24,900 shares held in the Trust of E.L. Spencer, Sr., of which Mr. Spencer serves as trustee, and 5,000 shares held by Mr. Spencer's wife, as to which Mr. Spencer may be deemed to have shared voting and investment power.

(3) Includes 9,800 shares held by DTS, a company in which Mr. Wright is a partner, as to which Mr. Wright may be deemed to have shared voting and investment power, and as to which Mr. Wright disclaims beneficial ownership of 9,702 shares. Also includes 1,500 shares held for the benefit of Mr. Wright by Medical Arts Eye Clinic, PC Money Purchase Pension Plan.

(4) Includes 64,726 shares held by the 401(k) Plan, of which Ms. May is a co-trustee, as to which Ms. May may be deemed to have shared voting and investment power with E.L. Spencer, Jr. and Linda D. Fucci, as co-trustees of the 401(k) Plan, and as to which Ms. May disclaims beneficial ownership. Also includes 149 shares held by Ms. May's daughter, as to which Ms. May may be deemed to have shared voting and investment power.

(5)  Includes Company and Bank directors and Executive Officers of the Bank.


              MEETINGS AND  COMMITTEES OF THE BOARD OF DIRECTORS

     The Company's Board of Directors held six meetings during 1997 and has five standing committees: the Executive Committee, the Proxy Committee, the Personnel and Salary Committee, the Audit and Compliance Committee, and the Strategic Planning Committee. The Bank's Board of Directors held 12 meetings during 1997 and has the following standing committees separate from the Company: the Audit and Compliance Committee, the Property Committee, the Executive Committee, the Loan Committee, the Asset Liability Committee, the Personnel and Salary Committee, and the Strategic Planning Committee. All directors attended at least 75% of all meetings of the Company's and the Bank's Board and each committee on which they served.

     The Company's Executive Committee is authorized to act in the absence of the Board of Directors on certain matters that require Board approval. E. L. Spencer, Jr., Anne M. May, and Emil F. Wright, Jr. constitute the members of this committee. This committee held four meetings during 1997.

     The Proxy Committee is authorized to act on behalf of Company shareholders when authorized by Proxy. E.L. Spencer, Jr., Emil F. Wright, Jr., and Winifred
H. Boyd constitute the members of this committee. This committee held one meeting during 1997.

     The Personnel and Salary Committee makes recommendations to the Board of Directors with respect to the compensation of executive officers and employees of the Company and the Bank. Anne M. May (Chairman), Emil F. Wright, Jr., Winifred H. Boyd, and Bank Director Terry Andrus constitute the members of this committee. This committee met three times during 1997.

     The Strategic Planning Committee evaluates potential acquisitions and the Company's long range goals and oversees the planning process for the officers and directors strategic planning sessions. E.L. Spencer, Jr., Anne M. May, and Linda D. Fucci constitute the members of this committee. This committee met once during 1997.

     The Audit and Compliance Committee, which is composed of at least three Directors that are not serving as officers of the Company or the Bank, is authorized to make an examination of the affairs of the Company and the Bank and to report such examinations to the Board of Directors. This committee is responsible for reviewing the reports of any independent certified public accountants' examinations and reporting to the Board on such examinations. Anne
M. May (Chairman), Emil F. Wright, Jr., Winifred H. Boyd, and Bank Directors Terry W. Andrus, C. Wayne Alderman, and E.L. Spencer, III constitute the members of this committee. This committee met 12 times in 1997.

     The entire Board of Directors serves as the Nominating Committee for the purpose of nominating persons to serve on the Board of Directors and held one meeting in such capacity in 1997. Shareholders entitled to vote for the election of directors may also nominate candidates for the Board, provided they comply with the nomination procedures set forth in the Company's Certificate of Incorporation.

     Members of the Boards of Directors that are not Company or Bank executives are paid $300 for each Board meeting attended. For his services as such, the Chairman of the Company's and the Bank's Board of Directors is paid $600 for each Board meeting attended. In addition to Board meeting fees, members of the Loan Committee and members of the Audit and Compliance Committee receive $900 per year for serving on each of these committees, and members of the Personnel and Salary Committee receive $75 per meeting held. Members of the Asset Liability Committee receive $75 per meeting attended. The Chairman of the Audit and Compliance Committee receives $1,800 per year, and the Chairman of the Personnel and Salary Committee received $450 during 1997. Total directors' fees and bonuses of $103,875 were paid during 1997.


                              EXECUTIVE OFFICERS
GENERAL

     The following lists the executive officers of the Company and the Bank, their ages as of February 27, 1998, and respective offices held by them, the period each such position has been held, and a brief account of their business experience for the past five years. Executive officers are appointed annually at a meeting of the respective Boards of Directors of the Company and the Bank in January to serve for one year and until successors are chosen and qualified.

NAME AND AGE OF EXECUTIVE OFFICERS OF       INFORMATION ABOUT EXECUTIVE OFFICERS
 THE COMPANY AND THE BANK

E.L. Spencer, Jr. (67)                      Director of the Company and the
                                            Bank; Chairman of the Company's and
                                            Bank's Board of Directors since 1984
                                            and 1980, respectively; President
                                            and Chief Executive Officer of the
                                            Bank and Company since 1990;
                                            President of Spencer Lumber Company
                                            since 1970.

O.D. Alsobrook, III (46)                    City President, Opelika Branch, and
                                            Senior Vice President of the Bank
                                            since 1990.

Terrell E. Bishop (61)                      Senior Vice President (Mortgage
                                            Lending) of  the Bank since 1991.

Robert W. Dumas (44)                        Senior Vice President (Commercial
                                            and Consumer Lending) of the Bank
                                            since 1988; employed by the Bank
                                            since 1984.

Linda D. Fucci (50)                         Chief Financial Officer, Secretary
                                            and Treasurer of the Company since
                                            1984; Chief Financial Officer and
                                            Senior Vice President of the Bank
                                            since 1988; various other positions
                                            with the Bank since 1972.

Jo Ann Hall (48)                            Senior Vice President (Operations)
                                            of the Bank since 1994; various
                                            other positions with the Bank since
                                            1974.


SUMMARY COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth certain information regarding compensation paid or to be paid by the Company or the Bank during 1997, 1996, and 1995 to E.
L. Spencer, Jr., as the Company's and the Bank's Chief Executive Officer, and during 1997 to Robert W. Dumas, a Bank Senior Vice President. No other executive officer's aggregate salary and bonuses in 1997 exceeded $100,000. The Company has not granted any stock options or stock appreciation rights and has not made any payouts under any long-term incentive plan.


                          SUMMARY COMPENSATION TABLE

                            ANNUAL COMPENSATION (1)

Name and                                                        Other Annual     All Other
Principal Position                   Year   Salary    Bonus     Compensation   Compensation
------------------                 -------- ------    -----     -------------  -------------
                                             ($)       ($)          ($)             ($)
(a)                                  (b)     (c)       (d)          (e)             (i)
E.L. Spencer, Jr.,                 1997      176,000   35,000       -0-         26,389(2)
Chairman, CEO and Director         1996      168,000   30,000       -0-         44,319(2)
of the Company and the Bank        1995      159,148   21,000       -0-         40,630(2)

Robert W. Dumas,                   1997       83,738   18,500       -0-          5,319(4)
Senior Vice President of  the      1996(3)
Bank                               1995(3)

----------
(1) Excludes certain personal benefits, the total value of which did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for Mr. Spencer or Mr. Dumas, respectively.
(2) Includes Company contributions or other allocations to the 401(k) Plan of $8,289, $7,319, and $9,530; and Board of Directors and Board committee fees of $18,100, $17,000, and $11,100, respectively, for the years 1997, 1996, and 1995. Includes premiums paid on a split-dollar whole life insurance policy of $20,000 for the years 1996 and 1995. The Company purchased the split-dollar whole life insurance policy in 1990. Through 1996, premiums paid totaled

     $120,000. In 1997, the Company elected to reduce the base face amount to $208,530 and to use a portion of the cash value to purchase the paid up value of $42,357. Beginning in 1997, dividends earned by the policy will be used to pay annual premiums of $8,777 or to purchase additional insurance. Should the dividends be insufficient to pay annual premiums, the Company will either make a payment of the difference or reduce the face amount of insurance accordingly. Upon the Chairman's death, the Company will receive a return of all premiums paid, and the Chairman's spouse will receive the remaining benefits in trust. If the policy is surrendered, the Company will receive the cash surrender value. The policy is reevaluated on an annual basis by the Personnel and Salary Committee.
(3) Reporting not required for 1996 and 1995 since the aggregate salary and bonuses did not exceed $100,000.
(4) Includes Company contributions or other allocations to the 401(k) Plan of $5,319.


                CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

     Various Company and Bank directors, officers, and their affiliates, including corporations and firms of which they are officers or in which they and/or their families have an ownership interest, are customers of the Company and the Bank. These persons, corporations, and firms have had transactions in the ordinary course of business with the Company and the Bank, including borrowings, all of which, in the opinion of management, were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectability or present other unfavorable features. The Company and the Bank expect to have such transactions, on similar terms, with its directors, officers, and their affiliates in the future. The aggregate amount of loans outstanding by the Bank to directors, executive officers, and related parties of the Company or the Bank as of December 31, 1997 was approximately $7,072,874, which represented approximately 27.15% of the Company's consolidated shareholders' equity on that date.

  None of the directors of the Company serves as an executive officer of, or owns, or during 1997 owned, of record or beneficially, in excess of 10% equity interest in any business or professional entity that has made during 1997, or proposes to make in 1998, payments to the Company or the Bank for property or services in excess of 5% of the Company's consolidated gross revenues for 1997, or in excess of 5% of such other business or professional entity's consolidated gross revenues for 1997.

                                 PROPOSAL TWO
                 INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors believes that it is in the Company's best interests to increase the number of authorized shares of Common Stock by 6,000,000 shares to 8,500,000 shares in order to have additional authorized but unissued shares available for issuance to meet business demands as they may arise. The Board of Directors believes that such additional shares will provide the Company with the flexibility to issue Common Stock for possible future stock dividends or splits, acquisitions, stock option plans, possible future financings or other corporate purposes which may be identified in the future by the Board of Directors, without the possible expense and delay of a special shareholders' meeting.

     The authorized shares of Common Stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable, without further action by the Company's stockholders, except as may be required by applicable law or by the rules of the Nasdaq SmallCap Market or any other stock exchange or national securities association trading system on which the securities may be listed or traded.
Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock. Holders of Common Stock have no preemptive rights.

     The Company has no arrangements, agreements, or understandings at the present time for the issuance or use of the additional shares of Common Stock proposed to be authorized, except that the Company has a dividend reinvestment plan under which it may issue such additional shares of Common Stock and is considering a possible stock split or dividend. The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and, for persons who do not purchase additional shares to maintain their pro rata interest in the Company, on such stockholders' percentage voting power.

     Although the Company has no present intention to issue shares of Common Stock to make acquisitions of control of the Company more difficult and is unaware of any pending proposals to acquire the Company, future issuances of Common Stock could have that effect. For example, the acquisition of shares of the Company's Common Stock by an entity seeking to acquire control of the Company might be discouraged through the public or private issuance of additional shares of Common Stock, since cush issuance would dilute the stock ownership of the acquiring entity. Common Stock could also be issued to existing stockholders as a dividend or privately placed with purchasers who might side with the Board in opposing a takeover bid, thus discouraging such a bid.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK FROM 2,500,000 TO 8,500,000 SHARES, AND THE ENCLOSED PROXY, IF PROPERLY COMPLETED AND RETURNED, WILL BE SO VOTED UNLESS A SHAREHOLDER EXECUTING THE PROXY SPECIFICALLY VOTES AGAINST THIS PROPOSAL OR ABSTAINS FROM VOTING BY MARKING THE APPROPRIATELY DESIGNATED BLOCK ON THE PROXY.


                                PROPOSAL THREE
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors has appointed KPMG Peat Marwick, LLP, independent certified public accountants, as independent auditors for the Company and its subsidiary for the current fiscal year ending December 31, 1998, subject to ratification by the shareholders. KPMG Peat Marwick has served as independent auditors for the Company, its predecessor, and its subsidiary since 1985 and has advised the Company that neither the firm nor any of its partners has any direct or material interest in the Company and its subsidiaries except as auditors and independent certified public accountants of the Company.

     A representative of KPMG Peat Marwick will be present at the Meeting, will be given the opportunity to make a statement on behalf of the firm if he so desires and will be available to respond to appropriate questions from shareholders.

     The appointment of KPMG Peat Marwick will be ratified by the shareholders if the votes cast by the holders of the shares of Common Stock having voting power represented at the meeting and entitled to vote on the matter favoring the action exceed the votes cast in opposition to thereto.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK, LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998, AND THE ENCLOSED PROXY, IF PROPERLY COMPLETED AND RETURNED, WILL BE SO VOTED UNLESS A SHAREHOLDER EXECUTING THE PROXY SPECIFICALLY VOTES AGAINST THIS PROPOSAL OR ABSTAINS FROM VOTING BY MARKING THE APPROPRIATELY DESIGNATED BLOCK ON THE PROXY.


                            PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information concerning the only "persons" (as that term is defined by the Securities Exchange Commission, "the SEC") who are known by the Company to be the beneficial owners of more than 5% of the Common Stock, the Company's only class of voting securities, as of February 27, 1998, and the ownership of the Common Stock as of that date by the Company's Chief Executive Officer and the Company's and Bank's executive officers and directors as a group. Positions listed are with the Company, unless otherwise indicated.

NAME OF BENEFICIAL OWNERS                   NUMBER AND PERCENT
                                            OF COMMON STOCK
                                            BENEFICIALLY OWNED

E. L. Spencer, Jr.                             253,370(1)
Chairman and Chief Executive Officer             19.37%

Emil F. Wright, Jr.                            142,260(2)
Vice Chairman                                    10.92%

All Executive Officers and Directors           455,620(3)
as a Group (16 persons)                          34.83%

(1) Includes 64,726 shares held by the 401(k) Plan, of which Mr. Spencer is a co-trustee, as to which Mr. Spencer may be deemed to have shared voting and investment power with Linda D. Fucci and Anne M. May, as co-trustees of the 401(k) Plan, and as to which Mr. Spencer disclaims beneficial ownership of 61,254 shares. The remaining 3,472 shares are held by the 401(k) Plan trustees for the benefit of Mr. Spencer. Also includes 24,900 shares held in the Trust of E. L. Spencer, Sr., of which Mr. Spencer serves as trustee, and 5,000 shares held by Mr. Spencer's wife, as to which Mr. Spencer may be deemed to have shared voting and investment power.
(2) Includes 9,800 shares held by DTS, a company in which Mr. Wright is a partner, as to which Mr. Wright may be deemed to have shared voting and investment power, and as to which Mr. Wright disclaims beneficial ownership of 9,702 shares. Also includes 1,500 shares held for the benefit of Mr. Wright by the Medical Arts Eye Clinic, PC Money Purchase Pension Plan.
(3)  Includes Bank and Company Directors and Executive Officers of the Bank.


                                RETIREMENT PLAN

     The Company has established the 401(k) Plan which covers substantially all employees. Participants become 20% vested in their accounts after two years of service with an additional 20% vesting each year until the participant is 100% vested after six years of service. Contributions to the 401(k) Plan are determined by the Board of Directors based principally on the Company's earnings. Company contributions to the 401(k) Plan amounted to $117,863 and $111,185 in 1997 and 1996, respectively.

     The Company previously sponsored two retirement plans, the Auburn National Bancorporation, Inc. Employee Incentive Plan and the Auburn National Bancorporation, Inc. Employee Stock Ownership Plan (the "ESOP"). In January 1994, the two plans were merged to form the 401(k) Plan. During 1989, the ESOP borrowed $570,062 from an unrelated financial institution to purchase 63,060 shares of common stock of Auburn National Bancorporation, as restated for stock dividends. The note is payable in annual principal installments of $57,006 and quarterly interest payments until December 31, 1998. The note bears interest at 82% of the lender's prime rate and is guaranteed by the Company.


                                 OTHER MATTERS

     The Company knows of no other matters to be brought before the Meeting. However, if any other proper matter is presented, the persons named in the enclosed form of Proxy intend to vote the Proxy in accordance with their judgment of what is in the best interest of the Company.

                         AVAILABILITY OF ANNUAL REPORT

     Copies of the Company's Annual Report for the year ended December 31, 1997, have been provided to each shareholder. Upon the written request of any person whose Proxy is solicited by this Proxy Statement, the Company will furnish to such person without charge (other than for exhibits) a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, including financial statements and schedules thereto, as filed with the SEC. Such requests should be directed to Daria S. Story, Assistant Secretary/Shareholder Relations, Auburn National Bancorporation, Inc., P.O. Box 3110, Auburn, Alabama, 36831-3110.


                 SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the Company's 1999 annual meeting must be received by the Company by December 28, 1998, in order to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting.


                               OTHER INFORMATION

PROXY SOLICITATION COSTS

     The cost of soliciting Proxies for the Meeting will be paid by the Company. In addition to the solicitation of shareholders of record by mail, telephone, facsimile, or personal contact, the Company will contact brokers, dealers, banks, or voting trustees or their nominees who can be identified as record holders of Common Stock; such holders, after inquiry by the Company, will provide information concerning quantities of proxy materials and 1997 Annual Reports needed to supply such information to beneficial owners, and the Company will reimburse such persons for the reasonable expenses of mailing proxy materials and 1997 Annual Reports to such persons.




                                  By Order of the Board of Directors





                                  Linda D. Fucci
                                  Secretary



April 17, 1998

AUBURN NATIONAL BANCORPORATION, INC.                                       PROXY
1998 ANNUAL MEETING OF SHAREHOLDERS

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned shareholder of Auburn National Bancorporation, Inc., Auburn, Alabama (the "Company"), hereby revoking any proxy heretofore given, does hereby nominate, constitute, and appoint E.L. Spencer, Jr., Emil F. Wright, Jr., and Winifred H. Boyd or either one of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution, for the undersigned and in the undersigned's name, place, and stead, to vote all of the shares of common stock of the Company standing in the undersigned's name, on its books on February 27, 1998, and that the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the AuburnBank Center, 132 N Gay Street, Auburn, Alabama at 3:00 p.m. local time, on Tuesday, May 12, 1998, and at any adjournments thereof (the "Meeting"), with all the powers the undersigned would possess if personally present as follows:

SAID PROXIES WILL VOTE ON THE PROPOSALS SET FORTH IN THE NOTICE OF ANNUAL MEETING AS SPECIFIED ON THIS PROXY CARD AND ARE AUTHORIZED TO VOTE IN THEIR DISCRETION AS TO ANY OTHER BUSINESS THAT MAY COME PROPERLY BEFORE THE MEETING. IF NO VOTE IS SPECIFIED, SAID PROXIES WILL VOTE IN FAVOR OF THE FOLLOWING
PROPOSALS:



1.   ELECTION OF DIRECTORS:  [_]  FOR all nominees for director listed below.  (Except as marked
                                  to the contrary below)

                             [_]  WITHHOLD AUTHORITY
                                  (to vote for all nominees listed)

          (INSTRUCTION:  To withhold authority to vote for any individual nominee, mark a line through the nominee's name in the list below.)

               E.L. Spencer, Jr., Terry W. Andrus, J.E. Evans, Anne M. May,
                                Emil F. Wright


2. To amend the Company's Certificate of Incorporation to INCREASE THE NUMBER OF AUTHORIZED SHARES of the Company's Common Stock from 2,500,000 to 8,500,000.

          [_]  FOR           [_]  AGAINST        [_]  ABSTAIN


3. To RATIFY THE APPOINTMENT OF KPMG Peat Marwick LLP as independent auditors for the Company for the fiscal year ending December 31, 1998.

          [_]  FOR           [_]  AGAINST        [_]  ABSTAIN

4. In the discretion of the proxies on such other matters as may properly come before the meeting or any adjournments thereof.



          [_]  AUTHORIZED    [_]  WITHHOLD AUTHORITY


Please date and sign this Proxy exactly as the names appear heron. NOTE: When signing as attorney, executor, trustee, administrator or guardian, please give full title as such. If more than one trustee, all should sign. In the case of joint tenants, each joint owner must sign. If a corporation, please sign in full corporate name by president or other unauthorized officer. If a partnership, please sign in partnership name by authorized person.


DATED: ______________________, 1998    _________________________________________
                                                     Signature
PLEASE MARK, SIGN, DATE AND RETURN
THE PROXY CARD PROMPTLY USING
THE ENCLOSED ENVELOPE. THE             _________________________________________
PROXY MAY BE REVOKED BY THE                   Signature, if held jointly
SHAREHOLDER PRIOR TO ITS EXERCISE.
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